UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2014

CEC ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Kansas	1-13687	48-0905805
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4441 West Airport Freeway, Irving, Texas 75062

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (972) 258-8507

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

Preliminary Financial Information

In conjunction with the cash tender offer (the “Offer”) by an affiliate of Apollo Management VIII, L.P. (“Apollo”) to purchase all of the issued and outstanding shares of common stock, and any associated rights, of CEC Entertainment, Inc. (the “Company” or “CEC”) and the subsequent merger pursuant to which the Company will become a wholly-owned subsidiary of Apollo (the “Merger”), the Company filed a Schedule 14D-9 with the Securities and Exchange Commission on January 22, 2014, which contained its preliminary unaudited comparable store sales of 0.4%, total revenue of approximately $822 million, net income of approximately $48 million, and adjusted EBITDA of approximately $169 million for its fiscal year ended December 29, 2013. For the fourth quarter of 2013, the Company’s preliminary comparable store sales were down 1.3%. Preliminary comparable store sales for the 4th quarter of 2013 by Period were: up 0.3% for Period 10, up 3.0% for Period 11 and down 6.3% for Period 12. Severe winter weather storms had a significant negative impact on comparable store sales for Period 12. In addition, preliminary net income for the fourth quarter of 2013 is expected to be negatively impacted by a non-cash asset impairment charge of approximately $2.3 million. The Company’s preliminary estimates for fourth quarter earnings per share is a loss of approximately $0.01 per share.

The preliminary financial results presented above are subject to the completion of the Company’s financial closing procedures for the fourth quarter and full fiscal year ended December 29, 2013. Those procedures have not been completed. Accordingly, these preliminary results could change and those changes could be material.

Non-GAAP Financial Measures: The Company reports and discusses its operating results using financial measures consistent with accounting principles generally accepted in the United States (“GAAP”). From time to time in the course of financial presentations, earnings conference calls or otherwise, the Company may disclose certain non-GAAP financial measures. The Company generally has not previously disclosed adjusted EBITDA in its financial results but is disclosing it on a preliminary basis for the fiscal year ended December 29, 2013 because it was a metric provided by the Company to Apollo in connection with the Merger negotiations and in the Offer, and thus the Company believes disclosure of this information on a preliminary basis could be useful to Company shareholders in evaluating the Offer. The non-GAAP financial measures should not be viewed as alternatives or substitutes for the Company’s reported GAAP results. A reconciliation to the most directly comparable GAAP financial measure to Adjusted EBITDA is below (in millions):

Preliminary Fiscal Year 2013
Total revenues	$822

Net income	$48
Interest expense	8
Income taxes	28
Depreciation and amortization	79

EBITDA	$163

Asset Impairments	3
Loss on Sale of Assets	3

Adjusted EBITDA	$169

Adjusted EBITDA as a percent of total revenues	21%

Forward-Looking Statements

Statements herein regarding the proposed transaction among Apollo and CEC, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, among other things, risks relating to the expected timing, consummation, and financial benefits of the Offer and the Merger. Other risk factors include, but are not limited to:

•	Our ability to successfully implement our strategic plan;

•	Competition in both the restaurant and entertainment industries;

•	Changes in consumer discretionary spending;

•	Impacts on our business and financial results from economic uncertainty in the U.S. and Canada;

•	Negative publicity concerning food quality, health, general safety and other issues;

•	Increases in food, labor and other operating costs;

•	Unanticipated costs and delays in implementing our strategic plan;

•	Government regulations, including health care reform;

•	Existence or occurrence of certain public health issues;

•	Changes in consumers’ health, nutrition and dietary preferences;

•	Any disruption of our commodity distribution system, which currently utilizes a single distributor for most of our products and supplies;

•	Product liability claims and product recalls;

•	Inadequate insurance coverage;

•	Disruptions of our information technology systems and technologies;

•	Litigation risks;

•	Our dependence on a limited number of suppliers for our games, rides, redemption prizes and merchandise;

•	Adverse effects of local conditions, natural disasters and other events;

•	Increases in our leverage;

•	Loss of certain key personnel;

•	Fluctuations in our quarterly results of operations due to seasonality;

•	Our ability to adequately protect our trademarks or other proprietary rights;

•	Risks in connection with owning and leasing real estate; and

•	Conditions in foreign markets.

CEC believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Apollo or CEC or persons acting on Apollo’s or CEC’s behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and Apollo and CEC undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless required by law. Past financial or operating performance is not necessarily a reliable indicator of future performance and you should not use our historical performance to anticipate results or future period trends.

Additional factors that may affect future results are contained in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 30, 2012 and subsequent filings, which are available at the SEC’s website at http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

	By:	/s/ Jay Young

Name: Jay Young
Date: January 22, 2014		Title: Senior Vice President and General Counsel

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